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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 26, 2003

                         ASHFORD HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)

        MARYLAND                     001-31775                   86-1062192
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                              Identification
                                                                  Number)

           14180 Dallas Parkway, 9th Floor
                   Dallas, Texas                                  75254
      (Address of principal executive offices)                  (Zip code)


       Registrant's telephone number, including area code: (972) 490-9600


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ITEM 9.  REGULATION FD DISCLOSURE

On December 1, 2003, Ashford Hospitality Trust, Inc. (the "Company") issued a press release announcing that it closed on its purchase of a $10 million junior mezzanine loan to FC 42 Mezzanine, LLC, an affiliate of Forest City Ratner Companies, an affiliate of Forest City Enterprises, Inc., on the Hilton Times Square hotel property in New York City. A copy of the press release is attached hereto as Exhibit 99.7 and is incorporated herein by reference.

         Exhibits

                  99.7 Press Release of the Company dated December 1, 2003, announcing the purchase of the $10 million junior mezzanine loan.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 1, 2003

                                             ASHFORD HOSPITALITY TRUST, INC.

                                             By: /s/  DAVID A. BROOKS
                                                 -------------------------------
                                                 David A. Brooks
                                                 Chief Legal Officer